UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported) June 30, 2008

Joytoto USA, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-49933	95-4886472
(State or other jurisdiction of incorporation)	Commission file number	(IRS Employer Identification No.)

Registrant’s telephone number, including area code (408) 970-8050

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On June 30, 2008, Joytoto USA, Inc. (the “Company”) issued a press release announcing that its company information will be made available via Standard & Poor’s Market Access Program, an information distribution service that enables subscribing publicly traded companies to have their company information disseminated to users of Standard & Poor’s Advisor Insight. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release dated June 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Joytoto USA, Inc.

Date: July 7, 2008	By:	/s/ Seong Yong Cho
Seong Yong Cho
President